UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2015

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

216 16th Street, Suite #1350
Denver, CO 80202	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 951-7920

(Registrant’s telephone number, including area code)

______________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 19, 2015, Lilis Energy, Inc. (the “Company”) received a Delisting Determination Letter (the “Determination Letter”) from the staff of The NASDAQ Stock Market LLC (“Nasdaq”) due to the Company’s failure to file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2014 (the “10-Q”) within the 180-day cure period previously granted by Nasdaq, which expired on February 17, 2015.

The Determination Letter was issued in accordance with standard Nasdaq procedures as a result of the Company’s failure to re-gain compliance, by February 17, 2015, with Nasdaq Rule 5250(c)(1), which requires timely filing of periodic financial reports with the Securities and Exchange Commission. The Determination Letter indicates that, unless the Company requests a hearing before the Nasdaq Hearings Panel by February 26, 2015, the Company’s common stock will be subject to delisting from The Nasdaq Global Market as of March 2, 2015 as a result of the Company’s non-compliance with Rule 5250(c)(1).

The Company filed the 10-Q on February 25, 2015. The Company believes this will bring the Company into compliance with Rule 5250(c)(1) and alleviate the need to submit a request for a hearing.

On February 25, 2015, the Company issued a press release disclosing the receipt of the Determination Letter, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Statements in this Current Report on Form 8-K relating to the Company’s expectations and beliefs are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current beliefs and expectations and are subject to significant risks and uncertainties. The forward-looking statements provide current expectations of future events and determinations and are not guarantees of future events and determinations, nor should they be relied upon as representing the Company’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual future events and determinations may differ materially from those presented, either expressed or implied, in this Form 8-K. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the Securities and Exchange Commission and is available on the Company’s website (www.lilisenergy.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

       (d) Exhibits.

Exhibit No.	Description

99.1*	Press Release of Lilis Energy, Inc. dated February 25, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2015	LILIS ENERGY, INC.

	By:	/s/ Eric Ulwelling
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release of Lilis Energy, Inc. dated February 25, 2015

* Furnished herewith.